UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 12, 2016

BMC STOCK HOLDINGS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	1-36050	26-4687975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Lakeside Commons

980 Hammond Drive, NE, Suite 500

Atlanta, GA 30328

(Address Of Principal Executive Offices) (Zip Code)

(678) 222-1219

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Press Release

On December 12, 2016, BMC Stock Holdings, Inc., a Delaware corporation (the “Company”), announced that affiliates of Davidson Kempner Capital Management LP intend to offer for sale in an underwritten secondary offering (the “Secondary Offering”) 1,500,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), pursuant to the automatically effective shelf registration statement filed with the U.S. Securities and Exchange Commission on May 16, 2016. No shares of Common Stock are being sold by the Company.

A copy of the press release issued by the Company, dated December 12, 2016, announcing the Secondary Offering is attached to this Current Report as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report includes “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts or present facts or conditions. In many cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or the negative of these terms or other comparable terminology.

The forward-looking statements reflect our views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause events or our actual activities or results to differ significantly from those expressed in any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, results, actions, levels of activity, performance or achievements. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements.

All such factors are difficult to predict and are beyond the Company’s control. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statement and Exhibits

(d) Exhibits. The following exhibit is provided as part of this Form 8-K:

Exhibit No.	Description

99.1	Press Release issued by BMC Stock Holdings, Inc. on December 12, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BMC STOCK HOLDINGS, INC.

Date: December 12, 2016	By:	/s/ James F. Major, Jr.
	Name:	James F. Major, Jr.
	Title:	Executive Vice President, Chief Financial
Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by BMC Stock Holdings, Inc. on December 12, 2016.